SMITH BARNEY SECTORS SERIES
on behalf of
Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund

Supplement dated March 30, 2001 to the
Prospectus Dated February 28, 2001



	On or about April 1, 2001, Citibank, N.A., the fund's investment sub-adviser, expects to transfer its asset management business, including investment management of each fund, to its newly formed affiliate, Citi Fund Management Inc. The fund anticipates that the current Citibank personnel will continue to subadvise each fund's portfolio through Citi Fund Management Inc. Citi Fund Management Inc. is located at 100 Stamford Place, Stamford, Connecticut. The manager, the sub-adviser and Citibank are subsidiaries of Citigroup Inc.



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